ACQUISITIONS	12 Months Ended
Dec. 31, 2025
ACQUISITIONS
ACQUISITIONS

5.ACQUISITION

Acquisition of O3 Mining Inc.

On December 12, 2024, the Company entered into a definitive support agreement with O3 Mining Inc. (“O3 Mining”), pursuant to which the Company agreed to offer to acquire, directly or indirectly, by way of take-over bid all of the outstanding common shares of O3 Mining at C$1.67 per share in cash (the “O3 Offer”). On January 23, 2025, the Company, indirectly through a wholly-owned subsidiary, took-up and acquired 110,424,431 common shares of O3 Mining under the O3 Offer for aggregate consideration of C$184.4 million. The Company also extended the O3 Offer until February 3, 2025 to allow remaining shareholders of O3 Mining to tender to the O3 Offer. On February 3, 2025, the Company, indirectly through a wholly-owned subsidiary, took up and acquired an additional 4,360,806 O3 Shares during the extension period of the O3 Offer, resulting in an aggregate of 114,785,237 O3 Shares being taken up and acquired under the O3 Offer, representing approximately 95.6% of the outstanding O3 Shares on an undiluted basis, for aggregate consideration of C$191.7 million. On March 18, 2025, O3 Mining and one of the Company’s wholly-owned subsidiaries amalgamated under the Business Corporations Act (Ontario) which resulted in the Company owning 100% of the O3 Shares.

The acquisition was accounted for by the Company as an asset acquisition and transaction costs associated with the acquisition totaling $2.5 million were capitalized to the mining properties acquired separately from the purchase price allocation set out below. The aggregate purchase consideration for the acquired assets, net of the assumed liabilities was as follows:

Cash paid for acquisition	$138,272
Total purchase price to allocate	$138,272

In an asset acquisition, the purchase consideration is allocated to the assets acquired and liabilities assumed based on their relative fair values. The following table sets out the allocation of the purchase price to the assets acquired and liabilities assumed.

Cash and cash equivalents	$16,312
Other current assets	1,213
Property, plant and mine development	123,810
Investments	11,597
Accounts payable, accruals and other liabilities	(8,767)
Long-term debt	(4,760)
Lease obligations	(1,069)
Other liabilities	(64)
Total assets acquired, net of liabilities assumed	$138,272